UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2021
Biohaven Pharmaceutical Holding Company Ltd.
(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38080	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
c/o Biohaven Pharmaceuticals, Inc.
215 Church Street
New Haven, Connecticut 06510
(Address of principal executive offices, including zip code)
(203) 404-0410
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Shares, no par value	BHVN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 31, 2021, Biohaven Pharmaceutical Holding Company Ltd. (the “Company”) received a $100 million milestone funding payment from RPI 2019 Intermediate Finance Trust (“RPI”) pursuant to the Funding Agreement by and between the Company and RPI, dated as of August 7, 2020, the material terms of which are described under the heading “10. Liability Related to Sale of Future Royalties, net” in the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 1, 2021 and incorporated by reference herein. The $100 million milestone payment was triggered upon enrollment of the first patient in a Phase 3 clinical trial under the Company’s oral migraine Phase 3 clinical program on March 26, 2021.

Item 8.01 Other Events.

As previously announced, on August 7, 2020, the Company entered into a Series B Preferred Share Purchase Agreement with RPI pursuant to which the Company agreed to sell an aggregate of 3,992 shares of Series B Preferred at a price of $50,100 per share. The shares are being sold in 16 quarterly installments to partially fund mandatory quarterly redemptions of the Company's existing Series A Preferred shares. The first such issuance of Series B Preferred shares, and concurrent redemption of Series A Preferred shares, occurred on March 29, 2021, in which the Company issued and sold 351 Series B Preferred shares for aggregate proceeds of $17.6 million and redeemed 156 Series A Preferred shares for aggregate payments of $15.6 million.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
104	The cover page of this Current Report on Form 8-K formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 5, 2021

Biohaven Pharmaceutical Holding Company Ltd.

By:	/s/ Vlad Coric, M.D.
Vlad Coric, M.D.
Chief Executive Officer

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